UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2015

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California 95054-1549
(Address of principal executive offices) (Zip Code)

(408) 765-8080
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On July 29, 2015, Intel Corporation (the “Company”) issued $1.75 billion aggregate principal amount of 2.450% Senior Notes due 2020 (the “2020 notes”), $1.00 billion aggregate principal amount of 3.100% Senior Notes due 2022 (the “2022 notes”), $2.25 billion aggregate principal amount of 3.700% Senior Notes due 2025 (the “2025 notes”) and $2.00 billion aggregate principal amount of 4.900% Senior Notes due 2045 (the “2045 notes” and, together with the 2020 notes, the 2022 notes and the 2025 notes, the “Notes”) pursuant to the terms of an underwriting agreement dated July 22, 2015 (the “Underwriting Agreement”) among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”). The aggregate principal amount of the Notes was $7.00 billion, and the net proceeds from the offering are approximately $6.98 billion, before expenses but after deducting underwriting discounts.

The Notes sold pursuant to the Underwriting Agreement were registered under the Company’s registration statement on Form S-3 filed on December 4, 2012 (File No. 333-185253) and were issued pursuant to an indenture between the Company and Wells Fargo Bank, National Association, as successor trustee (the “Trustee”), dated as of March 29, 2006 (the “Base Indenture”), as supplemented by the first supplemental indenture between the Company and the Trustee, dated as of December 3, 2007 (the “First Supplemental Indenture”), as further supplemented by the fifth supplemental indenture between the Company and the Trustee, dated as of July 29, 2015 with respect to the Notes (the “Fifth Supplemental Indenture”).

The foregoing descriptions of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture and the Fifth Supplemental Indenture are qualified in their entirety by the terms of such agreements, which are filed as Exhibit 1.1 hereto, Exhibit 4.4 to Form S-3 filed March 30, 2006, Exhibit 4.2.4 to Form 10-K filed February 20, 2008 and Exhibit 4.1 hereto, respectively, and incorporated herein by reference.  The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of the 2.450% Senior Note due 2020, the form of 3.100% Senior Note due 2022, the form of 3.700% Senior Note due 2025 and the form of 4.900% Senior Note due 2045, which are filed hereto as Exhibit 4.2, Exhibit 4.3, Exhibit 4.4 and Exhibit 4.5, respectively, and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are filed as part of this Report.

Exhibit Number	Description
1.1

Underwriting Agreement, dated as of July 22, 2015, among Intel Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Fifth Supplemental Indenture, dated as of July 29, 2015, between Intel Corporation and Wells Fargo Bank, National Association, as successor trustee.

4.2	Form of 2.450% Senior Note due 2020

4.3	Form of 3.100% Senior Note due 2022

4.4	Form of 3.700% Senior Note due 2025

4.5	Form of 4.900% Senior Note due 2045

5.1	Opinion of Gibson, Dunn and Crutcher LLP

23.1	Consent of Gibson, Dunn and Crutcher LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

/s/ Stacy J. Smith
Stacy J. Smith
Date: July 29, 2015	Executive Vice President, Chief Financial Officer, and Principal Accounting Officer